FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS
Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which, from an economic perspective, hedge our interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however we do not anticipate non-performance by any counterparties.

We manage our debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. The following table summarizes the terms of interest rate swaps as of December 31, 2024:

Instrument (in thousands of $)	Notional amount	Maturity Dates	Fixed Interest Rates
Interest rate swaps:
Receiving Floating, paying fixed	606,949	Feb-2027 to May-2029	2.69% to 3.99%

Fair values of financial instruments

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year.
The carrying value and estimated fair value of our financial instruments were as follows:

		December 31, 2024			December 31, 2023
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Fair value hierarchy	Carrying value	Fair value
Non-derivatives:
Cash and cash equivalents(1)	Level 1	165,274	165,274	Level 1	133,496	133,496
Restricted cash and short-term deposits	Level 1	446	446	Level 1	3,842	3,842
Trade accounts and other receivables(2)	Level 1	1,838	1,838	Level 1	9,511	9,511
Trade accounts payable(2)	Level 1	(19,608)	(19,608)	Level 1	(12,231)	(12,231)
Current portion of long-term debt and short-term debt (3) (4)	Level 2	(143,328)	(143,328)	Level 2	(196,305)	(196,305)
Long-term debt (4)	Level 2	(1,178,361)	(1,178,361)	Level 2	(870,342)	(870,342)
Derivatives:
Interest rate swaps asset (5)	Level 2	7,676	7,676	Level 2	5,978	5,978
Interest rate swaps liability (5)	Level 2	—	—	Level 2	933	933
(1) The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

(2) The carrying values of trade accounts and other receivables and trade accounts payable approximate fair values because of the near-term maturity of these instruments. Other receivables includes amounts related to the EUAs due from charterers under the EU ETS.

(3) The carrying amounts of the current portion of long-term debt and short-term debt approximate fair values because of the near-term maturity of these instruments.

(4) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table above, are gross of deferred charges amounting to $15.8 million as of December 31, 2024 (December 31, 2023: $5.6 million) (Note 19).

(5) Derivative assets are presented within other non-current assets and derivative liabilities are presented within other current liabilities on the consolidated balance sheets.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are adjusted on a quarterly basis.

•The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, and our credit worthiness and that of our swap counterparty. The mark-to-market gain or loss on our interest rate swaps are not designated as hedges for accounting purposes for the period and are reported within the consolidated statements of operations caption "Gain on derivative instruments”.

•The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us.
We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balance of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2024 and December 31, 2023 would be adjusted as detailed in the following table:

	December 31, 2024			December 31, 2023
(in thousands of $)	Gross amounts presented in the consolidated balance sheets	Gross amounts not offset in the consolidated balance sheets subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheets	Gross amounts not offset in the consolidated balance sheets subject to netting agreements	Net amount
Total derivative assets	7,676	—	7,676	5,978	(969)	5,009
Total derivative liabilities	—	—	—	933	(969)	(36)

The cash flows from economic hedges are classified in the same category as the cash flows from the items subject to the economic hedging relationship.

Foreign currency risk

The majority of our Vessels' gross earnings are receivable in U.S. dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency. However, we incur certain expenditure in other currencies, primarily Norwegian Kroner, Euros, British Pounds and Malaysian Ringgits. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

Concentration of risk

There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are deposited with either Nordea Bank of Finland PLC, DNB ASA, Danske Bank A/S and Citibank. However, we believe this risk is remote, as they are established and reputable establishments with no prior history of default.